UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

(Exact name of Registrant as specified in its charter)

            Delaware                0-14187                  94-2940208

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Consolidated Capital Institutional Properties/3, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCIP/3 Williamsburg Manor, LLC, a Delaware limited liability company (the “Seller”), which owned Williamsburg Manor Apartments (the “Property”), a 183-unit apartment complex located in Cary, North Carolina. On September 30, 2009, the Seller sold the Property to an affiliate of The Embassy Group LLC, a New York limited liability company (the “Purchaser”). The Purchaser is not an affiliate of the Seller. The total sales price for the Property was $10,350,000. The Registrant continues to own and operate four other investment properties.

In accordance with the terms of the Registrant’s Third Amendment to the Second Amended and Restated Limited Partnership Agreement, the Registrant’s general partner has evaluated the cash requirements of the Registrant and determined that the net sales proceeds will be used to repay outstanding loans to an affiliate of the Registrant’s general partner.  No distribution to the Registrant’s partners is anticipated.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if Williamsburg Manor Apartments had been sold on January 1, 2008. The following also excludes the operations of Park Capitol Apartments, which was previously sold (as reported in a Current Report on Form 8-K dated June 6, 2008).

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2009 and the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008.

PRO FORMA BALANCE SHEET

(in thousands)

June 30, 2009

All other assets	$ 2,259
Investment property, net	36,005
Total Assets	$ 38,264

All other liabilities	$ 10,231
Mortgage notes payable	45,334
Partners’ deficit	(17,301)
Total Liabilities and Partners’ Deficit	$ 38,264

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Six Months Ended

Year Ended

 June 30, 2009

December 31, 2008

Operating revenues	$ 5,812	$ 11,733
Operating expenses	8,289	16,399
	(2,477)	(4,666)

Casualty gain	11	60
Net loss	$ (2,466)	$ (4,606)

Net loss per limited partnership unit	$ (6.37)	$ (11.90)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

By:  ConCap Equities, Inc.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: October 6, 2009